                                     SECURITIES AND EXCHANGE COMMISSION
                                           Washington, D.C. 20549

                                                  FORM 8-K

                                               CURRENT REPORT

                                      Pursuant to Section 13 or 15(d)
                                   of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2003

                                           Frontier Airlines, Inc.
                          (Exact name of registrant as specified in its charter)

       Colorado                           0-24126                     84-1256945
(State of Incorporation)           (Commission File Number)        (I.R.S. Employer
                                                                  Identification No.)

   7001 Tower Road, Denver, Colorado                              80249
(Address of principal executive offices)                       (Zip Code)

                                          (720) 374-4200
                                  (Registrant's telephone number)

Item 7.  Financial Statements and Exhibits.

99.1     Press Release dated December 18, 2003, entitled "Frontier Airlines to Begin
         Focus City Expansion from Los Angeles International Airport".

Item 9.  Regulation FD Disclosure.

         On December  18,  2003,  Frontier  Airlines,  Inc.  issued a press release announcing its plans to provide point-to-point routes between Los Angeles
         International Airport (LAX) and Kansas City International Airport (MCI),
         Lambert-St.Louis International Airport (STL), and Minneapolis/St. Paul
         International Airport (MSP) beginning  April 11, 2004.  The press  release dated  December 18, 2003 and entitled  "Frontier  Airlines to Begin Focus
         City Expansion from Los Angeles International Airport" is attached hereto as Exhibit 99.1.

                                          SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     FRONTIER AIRLINES, INC.

Date: December 18, 2003                              By: /s/  Jeff S. Potter
                                                     Its:  President and CEO

                                                     By: /s/  Paul H. Tate
                                                     Its:  CFO